HENDERSON GLOBAL FUNDS
Henderson High Yield Opportunities Fund
(the “Fund”)

Supplement dated April 19, 2017 to the
Summary Prospectus, dated March 27, 2017, as supplemented

This Supplement amends certain information appearing in the Fund’s Summary Prospectus.

The bar chart appearing in the section entitled “Performance,” showing total return per calendar year for the Fund’s Class A shares without reflecting payment of any front-end sales charge, is replaced in its entirety with the following:

Shareholders should retain this Supplement for future reference.